LOJACK CORPORATION

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                               LOJACK CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                                Table of Contents
                                                                                                               Page
                             Article 1 - Definitions

Article 1 - Definitions...........................................................................................1

   1.1      Account...............................................................................................1
   1.2      Administrator.........................................................................................1
   1.3      Board.................................................................................................1
   1.4      Bonus.................................................................................................1
   1.5      Code..................................................................................................1
   1.6      Compensation..........................................................................................1
   1.7      Deferrals.............................................................................................1
   1.8      Deferral Election.....................................................................................2
   1.9      Disability............................................................................................2
   1.10     Effective Date........................................................................................2
   1.11     Eligible Employee.....................................................................................2
   1.12     Employee..............................................................................................2
   1.13     Employer..............................................................................................2
   1.14     Employer Discretionary Contribution...................................................................2
   1.15     Investment Fund or Funds..............................................................................2
   1.16     Matching Contribution.................................................................................2
   1.17     Participant...........................................................................................2
   1.18     Plan Year.............................................................................................2
   1.19     Retirement............................................................................................2
   1.20     Salary................................................................................................3
   1.21     Trust.................................................................................................3
   1.22     Trustee...............................................................................................3
   1.23     Years of Service......................................................................................3

Article 2 - Participation.........................................................................................3

   2.1      Commencement of Participation.........................................................................3
   2.2      Loss of Eligible Employee Status......................................................................3

Article 3 - Contributions.........................................................................................3

   3.1      Deferrals.............................................................................................3
   3.2      Matching Contribution.................................................................................4
   3.3      Employer Discretionary Contributions..................................................................5
   3.4      Time of Contributions.................................................................................5
   3.5      Form of Contributions.................................................................................5


1104                                                                           2

Article 4 - Vesting...............................................................................................5

   4.1      Vesting of Deferrals..................................................................................5
   4.2      Vesting of Matching Contributions.....................................................................5
   4.3      Vesting of Employer Discretionary Contributions.......................................................6
   4.4      Vesting in Event of Retirement, Disability, Death or Change in Control................................6
   4.5      Change in Control.....................................................................................6
   4.6      Amounts Not Vested....................................................................................8

Article 5 - Accounts..............................................................................................8

   5.1      Accounts..............................................................................................8
   5.2      Investments, Gains and Losses.........................................................................9
   5.3      Forfeitures...........................................................................................9

Article 6 - Distributions.........................................................................................9

   6.1      Distribution Election.................................................................................9
   6.2      Payment Options......................................................................................10
   6.3      Changes to Distribution Elections....................................................................10
   6.4      Commencement of Payment upon Death, Disability or Termination........................................11
   6.5      Distributions to Specified Employee..................................................................11
   6.6      Minimum Distribution.................................................................................11
   6.7      Unforeseeable Emergency..............................................................................11

Article 7 - Beneficiaries........................................................................................12

   7.1      Beneficiaries........................................................................................12
   7.2      Lost Beneficiary.....................................................................................12

Article 8 - Funding..............................................................................................12

   8.1      Prohibition Against Funding..........................................................................12
   8.2      Deposits in Trust....................................................................................13
   8.3      Indemnification of Trustee...........................................................................13
   8.4      Withholding of Employee Contributions................................................................13

Article 9 - Claims Administration................................................................................13

   9.1      General..............................................................................................13
   9.2      Claims Procedure.....................................................................................13
   9.3      Right of Appeal......................................................................................14
   9.4      Review of Appeal.....................................................................................14


1104                                                                           3

Article 10 - General Provisions..................................................................................14

   10.1     Administrator........................................................................................14
   10.2     No Assignment........................................................................................15
   10.3     No Employment Rights.................................................................................15
   10.4     Incompetence.........................................................................................16
   10.5     Identity.............................................................................................16
   10.6     Other Benefits.......................................................................................16
   10.7     No Liability.........................................................................................16
   10.8     Expenses.............................................................................................16
   10.9     Insolvency...........................................................................................16
   10.10    Plan Amendment.......................................................................................17
   10.11    Plan Termination.....................................................................................17
   10.12    Employer Determinations..............................................................................18
   10.13    Construction.........................................................................................18
   10.14    Governing Law........................................................................................18
   10.15    Severability.........................................................................................18
   10.16    Headings.............................................................................................18
   10.17    Terms................................................................................................18


1104                                                                           4

                               LOJACK CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

         LoJack Corporation, a Massachusetts corporation, hereby adopts this LoJack Corporation Nonqualified Deferred Compensation Plan (the "Plan") for the benefit of a select group of management or highly compensated employees. This plan is an unfunded arrangement and is intended to be exempt from the participation, vesting, funding, and fiduciary requirements set forth in Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to comply with Internal Revenue Code Section 409A. This Plan is effective January 1, 2005.

                            Article 1 - Definitions

1.1      Account.
         The bookkeeping account established for each Participant as provided in section 5.1 hereof.

1.2      Administrator.
         An administrative committee appointed by the Board of Director, including but not limited to, the Executive Vice President and General Counsel, the Chief Financial Officer, and the Vice President of Human Resources. The Plan Administrator shall serve as the agent for the Employer with respect to the Trust.

1.3      Board.
         The Board of Directors of the Employer.

1.4      Bonus.
         Compensation which is "performance-based compensation" for purposes of Code Section 409A(a)(4)(B)(ii) and regulations and is designated as a Bonus by the Employer and which relates to services performed during an incentive period by an Eligible Employee in addition to his or her Salary, including any pretax elective deferrals from said Bonus to any Employer sponsored plan that includes amounts deferred under a Deferral Election or a qualified cash or deferred arrangement under Code Section 401(k) or cafeteria plan under Code Section 125.

1.5      Code.
         The Internal Revenue Code of 1986, as amended.

1.6      Compensation.
         The Participant's earned income, including Salary, Bonus and other remuneration from the Employer.

1.7      Deferrals.
         The portion of Compensation that a Participant elects to defer in accordance with section 3.1 hereof.


1104                                                                           2

1.8      Deferral Election.
         The separate agreement, submitted to the Administrator, by which an Eligible Employee agrees to participate in the Plan and make Deferrals thereto.

1.9      Disability.
         A participant shall be considered disabled if the participant meets the definition of disabled as stated in Code Section 409A(a)(1)(C) and regulations.

1.10     Effective Date.
         January 1, 2005.

1.11     Eligible Employee.
         An Employee shall be considered an Eligible Employee if such Employee is designated as an Eligible Employee by the Administrator.

1.12     Employee.
         Any person employed by the Employer.

1.13     Employer.
         LoJack Corporation, or any successor thereto, and any affiliate or subsidiary that elects to cover its employees under this Plan with the Approval of LoJack Corporation.

1.14     Employer Discretionary Contribution.
         A discretionary contribution made by the Employer to the Trust and that is credited to one or more Participant's Accounts in accordance with the terms of section 3.3 hereof.

1.15     Investment Fund or Funds.
         Each investment(s) which serves as a means to measure value, increases or decreases with respect to a Participant's Accounts.

1.16     Matching Contribution.
         A contribution made by the Employer to the Trust and that is credited to one or more Participant's Accounts in accordance with the terms of Section
3.2 hereof.

1.17     Participant.
         An Eligible Employee who is a Participant as provided in Article 2.

1.18     Plan Year.
         January 1 through December 31.

1.19     Retirement.
         Retirement means a Participant has reached Normal Retirement or Early Retirement. Normal Retirement means a Participant has retired from the employ of the Employer and he or she has reached age 65. Early Retirement means a Participant has retired from the employ of the Employer and he or she has reached age 55 and has 10 Years of Service.


1104                                                                           2

1.20     Salary.
         An Eligible Employee's base salary rate or rates in effect at any time during a Plan Year, including any pretax elective deferrals from said Salary to any Employer sponsored plan that includes amounts deferred under a Deferral Election or a qualified cash or deferred arrangement under Code Section 401(k) or cafeteria plan under Code Section 125.

1.21     Trust.
         The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered and managed, which shall conform to the terms of Rev. Proc. 92-64.

1.22     Trustee.
         Investors Bank and Trust Company or such other successor that shall become trustee pursuant to the terms of the LoJack Corporation Nonqualified Deferred Compensation Plan.

1.23     Years of Service.
         A Participant's "Years of Service" shall be measured by employment during a twelve (12) month period commencing with the Participant's date of hire and anniversaries thereof.

                           Article 2 - Participation

2.1      Commencement of Participation.
         Each Eligible Employee shall become a Participant at the earlier of the date on which his or her Deferral Election first becomes effective or the date on which an Employer Contribution is first credited to his or her Account.

2.2      Loss of Eligible Employee Status.

                  (a) A Participant who is no longer an Eligible Employee shall not be permitted to submit a Deferral Election and all Deferrals for such Participant shall cease as of the end of the Plan Year in which such Participant is determined to no longer be an Eligible Employee.

                  (b) Amounts credited to the Account of a Participant described in subsection (a) shall continue to be held, pursuant to the terms of the Plan and shall be distributed as provided in Article 6.

                           Article 3 - Contributions

3.1      Deferrals.

                  (a) The Employer shall credit to the Account of a Participant an amount equal to the amount designated in the Participant's Deferral Election for that Plan Year. Such amounts shall not be made available to such
Participant, except as provided in Article 6, and shall reduce such Participant's Compensation from the Employer in accordance with the provisions of the


1104                                                                           3
applicable Deferral Election; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Employer as provided in
Article 8.

                  (b) Each Eligible Employee shall deliver a Deferral Election to the Employer before any Deferrals can become effective. Such Deferral Election shall be void with respect to: (i) any Salary Deferral unless submitted before the beginning of the calendar year during which the amount to be deferred will be earned, (ii) any Bonus Deferral unless submitted at least 6 months prior to the end of the twelve (12) month period over which the services for such Bonus are performed; provided and such other requirements of the "performance-based compensation" provisions of Code Section 409A shall have been satisfied, however, that in the year in which the Plan is first adopted or an Employee is first eligible to participate, such Deferral Election shall be filed within thirty (30) days of the date on which the Plan is adopted or the date on which an Employee is first eligible to participate, respectively, with respect to Compensation earned during the remainder of the Plan Year.

                  (c) The Deferral Election shall, subject to the limitation set forth in Section 3.1 hereof, designate the amount of Compensation deferred by each Participant, the subaccount, if any, as set forth in subsection (e), below, the beneficiary or beneficiaries of the Participant and such other items as the Administrator may prescribe. Such designations shall remain effective unless amended as provided in subsection (d), below.

                  (d) A Participant may amend his or her Deferral Election from time to time; provided, however, that any amendment to the amount of a Participant's Deferrals shall comply with the provisions of subsection (b), above.

                  (e) A Participant may direct his or her Deferral to be credited to one or more subaccounts as may be established, as provided in
Article 5, by the Participant at the time of the Deferral Election.

                  (f) The minimum amount that may be deferred each Plan Year is the greater of two thousand five hundred dollars ($2,500) or one percent (1%) of the Participant's Compensation.

                  (g) The maximum amount that may be deferred each Plan Year is fifty percent (50%) of the Participant's Salary and one hundred percent (100%) of the Participant's Bonus, net of applicable taxes.

3.2      Matching Contribution.
         (a) For each Participant with less than five (5) Years of Service as of December 31 of the prior Plan Year (or as of December 31, 2004 for the 2005 Plan
Year), the Employer shall credit the Account of such Participant who makes Deferrals a Matching Contribution in an amount equal to fifty percent (50%) of the Deferrals contributed by the Participant up to a maximum of six percent (6%) of each Participant's Compensation.


1104                                                                           4

         (b) For each Participant with five or more Years of Service as of December 31 of the prior Plan Year (or as of December 31, 2004 for the 2005 Plan
Year), the Employer shall credit the Account of such Participant who makes Deferrals a Matching Contribution in an amount equal to one hundred percent (100%) of the Deferrals contributed by the Participant up to a maximum of six percent (6%) of each Participant's Compensation.

3.3      Employer Discretionary Contributions.
         The Employer reserves the right to make discretionary contributions to Participants' Accounts in such amount and in such manner as may be determined by the Employer.

3.4      Time of Contributions.

                  (a) Deferrals and Matching Contributions shall be transferred to the Trust as soon as administratively feasible following each payroll period. The Employer shall also transmit at that time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

                  (b) Employer Discretionary Contributions shall be transferred to the Trust at such time as the Employer shall determine. The Employer shall also transmit at that time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

3.5      Form of Contributions.
         All  Deferrals,   Matching  Contributions  and  Employer  Discretionary
Contributions to the Trust shall be made in the form of cash or cash equivalents of US currency.

                              Article 4 - Vesting

4.1      Vesting of Deferrals.
         A Participant shall have a vested right to the portion of his or her Account attributable to Deferrals.

4.2      Vesting of Matching Contributions.
         Except as otherwise provided herein, a Participant shall have a vested right to the portion of his or her Account attributable to a Matching Contribution and any earnings or losses on the investment of such Matching Contribution based on the year the contribution is deemed to have been made to the Plan based on the following schedule:

         Plan Years after Plan Year of Contribution           Vested Percentage
         ------------------------------------------           -----------------
                           Less than 3                                0%
                           3 or more                                100%

For purposes of vesting only, a Matching Contribution made in a Plan Year will be deemed to have been made on January 1 of the Plan Year regardless of when such amount is credited to the Account. For illustrative purposes only, if a Matching Contribution is deemed to have been


1104                                                                           5
made on January 1, 2005, a Participant will become vested in that Contribution and any earnings or losses thereon on January 1, 2008.

4.3      Vesting of Employer Discretionary Contributions.
         A Participant shall have a vested right to the portion of his or her Account attributable to Employer Discretionary Contribution(s) and any earnings or losses on the investment of such Employer Discretionary Contribution(s) according to such vesting schedule as the Employer shall determine at the time an Employer Discretionary Contribution is made.

4.4      Vesting in Event of Retirement, Disability, Death or Change in Control.

                  (a) A Participant who terminates employment due to Retirement shall be fully vested in the amounts credited to his or her Account.

                  (b) A Participant who has a termination of employment due to Disability shall be fully vested in the amounts credited to his or her Account.

                  (c) A Participant who has a termination of employment due to death shall be fully vested in the amounts credited to his or her Account.

                  (d) Upon a Change in Control, as defined in Section 4.5, all Participants shall be fully vested in the amounts credited to their Accounts.

4.5      Change in Control.
         Provided that such definition does not fail to comply with Code Section 409A and regulations and guidance to be issued thereunder, a "Change in Control" of the Employer shall mean:

                  (a) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of the Stock or (ii) the combined voting power of the Outstanding Employer Voting Securities; provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Employer (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Employer or by any corporation controlled by the Employer; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Employer or any corporation controlled by the Employer; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this paragraph are satisfied; or

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director (other than a director designated by a Person who has entered into an agreement with the Employer to effect a transaction described in clauses (a) or
(c) of this Section) subsequent to the date hereof whose election, or nomination for election by the


1104                                                                           6

Employer's shareholders, was approved by a vote or resolution of at least a majority of the directors then composing the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-1l of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Employer with or merger of the Employer into another corporation or business entity in each case, unless, following such consolidation, or merger, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Employer Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Stock and Outstanding Employer Voting Securities, as the case may be, (ii) no Person (excluding the Employer, any employee benefit plan (or related trust) of the Employer or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35% or more of the Stock or Outstanding Employer Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and
(iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided, that any right to receive compensation pursuant to Section 5 below which shall vest by reason of the action of the Board pursuant to this subsection (c) shall be divested upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Employer or (B) its abandonment by either party thereto in accordance with its terms; or

                  (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Employer as is required by law or by the Certificate of incorporation or By-Laws of the Employer as then in effect, of a resolution or consent authorizing (i) the dissolution of the Employer or (ii) the sale or other disposition of all or substantially all of the assets of the Employer, other than to a corporation or other business entity with respect to which, following the such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other entity to


1104                                                                           7
vote generally in the election of its directors (or other persons have the general power to direct its affairs) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the: beneficial owners, respectively, of the Stock and Outstanding Employer Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Stock and/or Outstanding Employer Voting Securities, as the case may be, (B) no Person (excluding the Employer and any employee benefit plan (or related trust) of the Employer or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Stock and/or Outstanding Employer Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct its affairs), and (C) at least a majority of the members of the board of directors or group of persons having the general power to direct the affairs of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement of action of the Board providing for such sale or other disposition of assets of the Employer; provided, that any right to receive compensation pursuant to
Section 5 below which shall vest by reason of the action of the Board or the stockholders pursuant to this subsection shall be divested upon the abandonment by the Employer of such dissolution, or such sale of or other disposition of assets, as the case may be.

Notwithstanding anything in the foregoing to the contrary, no change in control shall be deemed to have occurred for purposes of this Agreement by virtue of any transaction which results in you, or a group of Persons which includes you acquiring, directly or indirectly, 35% or more of the combined voting power of the Employer's Outstanding Voting Securities.

4.6      Amounts Not Vested.
         Any amounts credited to a Participant's Account that are not vested at the time of his or her termination of employment with the Employer shall be forfeited.

                              Article 5 - Accounts

5.1      Accounts.
         The Administrator shall establish and maintain a bookkeeping account in the name of each Participant. The Administrator shall also establish subaccounts, as provided in subsection (a) and (b), below, as elected by the Participant pursuant to Article 3.

                  (a) A Retirement Account shall be established for each Participant. His or her Retirement Account shall be credited with Deferrals (as specified in the Participant's Deferral Election), any Matching Contributions allocable thereto, any Employer Discretionary Contributions (as specified in the Participant's Deferral Election) for the Plan year and the Participant's allocable share of any earnings or losses on the foregoing. Each Participant's Account shall be reduced by any distributions made, Distributions shall be subject to federal,


1104                                                                           8
state and local tax withholding (as applicable) and any social security tax withholding as may be required by law.

                  (b) A Participant may elect to establish one or more In-Service Accounts by designating in such Participant's Deferral Election a year of payout at the time the account is initially established. The minimum initial deferral period for In-Service Account shall be three (3) years. A Participant may have a maximum of ten (10) In-Service Accounts at any time. Each Participant's In-Service Account shall be credited with Deferrals, any Matching Contributions allocable thereto, any Employer Discretionary Contributions (as specified in the Participant's Deferral Election) for the Plan Year, and the Participant's allocable share of any deemed earnings or losses on the foregoing. Each Participant's In-Service Account shall be reduced by any distributions made. Distributions shall be subject to federal, state and local tax withholding (as applicable) and any social security tax withholding as may be required by law.

5.2      Investments, Gains and Losses.

                  (a) Trust assets shall be invested in the discretion of the Trustee. The Trustee may consider any investment suggestions received by the Employer or by a Participant with respect to his or her own Account.

                  (b) The Administrator shall adjust the amounts credited to each Participant's Account to reflect Deferrals, Matching Contributions, Employer Discretionary Contributions, investment experience, distributions and any other appropriate adjustments. Such adjustments shall be made as frequently as is administratively feasible.

                  (c) A Participant may direct that his or her Retirement Account and/or In-Service Account(s) established pursuant to Section 5.1 may be valued as if they were invested in one or more Investment Funds up to a maximum of fifteen (15) funds in multiples of one percent (1%) of the balance in an Account. A Participant may change his or her selection of Investment Funds no more than six (6) times each Plan Year. An election shall be effective as soon as administratively feasible following the date of the change as indicated in writing by the Participant.

5.3      Forfeitures.
         Any forfeitures from a Participant's Account shall continue to be held in the Trust, shall be separately invested and shall be used to reduce succeeding Matching Contributions and Employer Discretionary Contributions until such forfeitures have been entirely so applied. If no further Matching Contributions or Employer Discretionary Contributions will be made, then such forfeitures shall be returned to the Employer.

                           Article 6 - Distributions

6.1      Distribution Election.
         Each Participant shall designate on his or her initial Deferral Election the form and timing of his or her distribution by indicating the type of account as described under Section 5.1, and by


1104                                                                           9
designating the manner in which payments shall be made from the choices available under Section 6.2 hereof.

6.2      Payment Options.

         (a) Retirement Account payouts shall commence as soon as administratively feasible immediately after the Participant's Retirement and are payable in one of the following forms: (i) in a lump-sum payment; or (ii) in annual installments over a period of up to ten (10) years (as elected by Participant on his or her Deferral Election).

         (b) In-Service Account payouts shall begin as soon as administratively feasible following January 1 of the calendar year selected by the Participant, through a properly submitted Deferral Election, and are payable in either a lump sum or substantially equal annual installments over a period of five (5) years.

         (c) The amount of the substantially equal payments described in subsections a and b above shall be determined by multiplying the Participant's Retirement or In-Service Account by a fraction, the denominator of which in the first year of payment equals the number of years over which benefits are to be paid, and the numerator of which is one (1). The amounts of the payments for each succeeding year shall be determined by multiplying the Participant's Retirement or In-Service Account as of the applicable anniversary of the payout by a fraction, the denominator of which equals the number of remaining years over which benefits are to be paid, and the numerator of which is one (1).

         (d) If a Participant has an In-Service Account(s) at the time of his or her Retirement, said Account(s) shall be transferred to his or her Retirement Account and paid out according to subsection (a) above.

6.3      Changes to Distribution Elections.

                  (a) In the event Participant desires to modify his or her elected form of distribution, i.e., lump-sum payment or annual installments, Participant's election to change must be submitted to the Employer at least twelve (12) months prior to the distribution commencement date and the new form must be elected at least five (5) years subsequent to the date when distributions would otherwise commence.

                  (b) In the event Participant desires to postpone the payout commencement date for his or her Retirement Account or In-Service Accounts, Participant's election to postpone the payout commencement date must be submitted to the Employer at least twelve (12) months prior to the distribution commencement date and the new benefit distribution commencement date must be at least five (5) years subsequent to the date when distributions would otherwise commence. Moreover, any election to change a Participant's payout commencement date, pursuant to this section, shall only be permitted to extend the deferral period. Acceleration of payments is prohibited.


1104                                                                          10

6.4      Commencement of Payment upon Death, Disability or Termination.

                  (a) Upon the death of a Participant, all amounts credited to his or her Account(s) shall be paid, as soon as administratively feasible, to his or her beneficiary or beneficiaries, as determined under Article 7 hereof, in a lump sum.

                  (b) Upon the Disability of a Participant, all amounts credited to his or her Account(s) shall be paid to the Participant in a lump-sum payment, as soon as administratively feasible.

                  (c) Upon the termination of employment of a Participant, all amounts credited to his or her Account(s) shall be paid to the Participant in a lump-sum payment, as soon as administratively feasible subject to Section 6.5 below.

6.5      Distributions to Specified Employee.

                  (a) If any employee is a "Specified Employee," as defined in subsection (b) below, upon a termination of employment for any reason other than Disability or death, a distribution may not be made before the date which is six
(6) months after the date of separation from service (or, if earlier, the date of death of the employee).

                  (b) A "Specified Employee" means a key employee within the meaning of Code Section 409A(a)(2)(B)(i).

6.6      Minimum Distribution.
         Notwithstanding any provision to the contrary, if the balance of a Participant's Account at the time of a termination due to Retirement is less than $10,000, then the Participant shall be paid his or her benefits as a single lump sum as soon as administratively feasible following said termination.
         Notwithstanding any provision to the contrary, if the balance of a Participant's In-Service subaccount at the time of a scheduled In-Service Account distribution is less than $10,000, then the Participant shall be paid his or her benefits as a single lump sum at the scheduled distribution.

6.7      Unforeseeable Emergency
         The Administrator may permit an early distribution of part or all of any deferred amounts; provided, however, that such distribution shall be made only if the Administrator, in its sole discretion, determines that the
Participant  has  experienced  an  unforeseeable   emergency.  An  unforeseeable
emergency is defined as a severe financial hardship to the Participant, the Participant's spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. If an unforeseeable emergency is determined to exist, a distribution may not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by


1104                                                                          11
liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). The provisions of this
Section 6.7 are intended to comply and shall be administer in compliance with Code Section 409A and regulations and guidance thereunder.

                           Article 7 - Beneficiaries

7.1      Beneficiaries.
         Each Participant may from time to time designate one or more persons (who may be any one or more members of such person's family or other persons, administrators, trusts, foundations or other entities) as his or her beneficiary under the Plan. Such designation shall be made on a form prescribed by the Administrator. Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his or her previous designation on a form prescribed by the Administrator. If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment) or if no beneficiary is validly designated, then the amounts payable under this Plan shall be paid to the Participant's estate. If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form. If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary.

7.2      Lost Beneficiary.

                  (a)  All  Participants  and   beneficiaries   shall  have  the
obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

                  (b) If a Participant or beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of the Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts may be forfeited. Any such presumption of death shall be final, conclusive and binding on all parties.

                              Article 8 - Funding

8.1      Prohibition Against Funding.
         Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Employer and the Participants, their beneficiaries or any other person. Any such assets shall be and remain a part of the general, unpledged, unrestricted assets of the Employer, subject to the claims of its general creditors. It is the express intention of the parties hereto that this arrangement shall be unfunded


1104                                                                          12
for tax purposes and for purposes of Title I of the ERISA. Each Participant and beneficiary shall be required to look to the provisions of this Plan and to the Employer itself for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer. The Employer or the Trust shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan.

8.2      Deposits in Trust.
         Notwithstanding Section 8.1, or any other provision of this Plan to the contrary, the Employer may deposit into the Trust any amounts it deems appropriate to pay the benefits under this Plan. The amounts so deposited may include all contributions made pursuant to a Deferral Election by a Participant, all Matching Contributions, and Employer Discretionary Contributions.

8.3      Indemnification of Trustee.

                  (a) The Trustee shall not be liable for the making, retention, or sale of any investment or reinvestment made by it, as herein provided, nor for any loss to, or diminution of, the Trust assets, unless due to its own negligence, willful misconduct or lack of good faith.

                  (b) Such Trustee shall be indemnified and saved harmless by the Employer from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Trustee in good faith in the administration of the Plan and Trust, including all expenses reasonably incurred in its defense in the event the Employer fails to provide such defense upon the request of the Trustee. The Trustee is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries.

8.4      Withholding of Employee Contributions.
         The Administrator is authorized to make any and all necessary arrangements with the Employer in order to withhold the Participant's Deferrals under Section 3.1 hereof (and any taxes then due) from his or her Compensation. The Administrator shall determine the amount and timing of such withholding.

                       Article 9 - Claims Administration

9.1      General.
         If a Participant, Beneficiary or his or her representative is denied all or a portion of an expected Plan benefit for any reason and the Participant, Beneficiary or his or her representative desires to dispute the decision of the Administrator, he or she must file a written notification of his or her claim with the Administrator.

9.2      Claims Procedure.
         Upon receipt of any written claim for benefits, the Administrator shall be notified and shall give due consideration to the claim presented. If any Participant or Beneficiary claims to be entitled to benefits under the Plan and the Administrator determines that the claim should be


1104                                                                          13
denied in whole or in part, the Administrator shall, in writing, notify such claimant within ninety (90) days of receipt of the claim that the claim has been denied. If the claim is denied to any extent by the Administrator, the Administrator shall furnish the claimant with a written notice setting forth:

                  (a) the specific reason or reasons for denial of the claim;

                  (b) a specific reference to the Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) an explanation of the Plan's claims review procedure, including a statement of the individual's right to bring a civil action under
Section 502(a) of ERISA following an adverse benefit determination on review..

9.3      Right of Appeal.
         A claimant who has a claim denied under Section 9.2 may appeal to the Administrator for reconsideration of that claim. A request for reconsideration under this section must be filed by written notice within ninety (90) days after receipt by the claimant of the notice of denial under Section 9.2.

9.4      Review of Appeal.
         Upon receipt of an appeal the Administrator shall promptly take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the Administrator feels such a hearing is necessary. In preparing for this appeal the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal the Administrator shall issue a written decision which shall be binding on all parties. The decision shall specifically state its reasons and pertinent Plan provisions on which it relies. The Administrator's decision shall be issued within sixty (60) days after the appeal is filed, except that the Administrator may extend the period of time for making a determination with respect to any claim for a period of up to sixty (60) days, provided that the Administrator determines that such an extension is necessary because of special circumstances and notifies the claimant, prior to the expiration of the initial sixty (60) day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. The Administrator shall have discretionary authority to interpret and apply the provisions of the Plan with respect to, and to make any factual determination in connection with, any matter arising hereunder (including, without limitation, eligibility, deferral and benefit payment issues).


1104                                                                          14

                        Article 10 - General Provisions

10.1     Administrator.

                  (a) The Administrator is expressly empowered to limit the amount of compensation that may be deferred; to deposit amounts into trust in accordance with Section 8.2 hereof; to interpret the Plan, and to determine all questions arising in the administration, interpretation and application of the Plan; to employ actuaries, accountants, counsel, and other persons it deems necessary in connection with the administration of the Plan; to request any information from the Employer it deems necessary to determine whether the Employer would be considered insolvent or subject to a proceeding in bankruptcy; and to take all other necessary and proper actions to fulfill its duties as Administrator.

                  (b) The Administrator shall not be liable for any actions by it hereunder, unless due to its own negligence, willful misconduct or lack of good faith.

                  (c) The Administrator shall be indemnified and saved harmless by the Employer from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Administrator in good faith in the administration of the Plan and Trust, including all expenses reasonably incurred in its defense in the event the Employer fails to provide such defense upon the request of the Administrator. The Administrator is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries.

                  (d)  The  Plan  shall  be  interpreted  and   administered  in
conformity with Code Section 409A and the regulations and guidance issued thereunder.

10.2     No Assignment.
         Benefits or payments under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person.

10.3     No Employment Rights.
         Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Employer, or give a Participant or beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided


1104                                                                          15
for hereunder. Each Participant shall remain subject to discharge to the same extent as if this Plan had never been adopted.

10.4     Incompetence.
         If the Administrator determines that any person to whom a benefit is payable under this Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrator or the Employer to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Employer, the Administrator and the Trustee.

10.5     Identity.
         If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Administrator shall be entitled to hold such sum until such identity or amount or time is determined or until an order of a court of competent jurisdiction is obtained. The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Employer, Administrator, and Trust incident to such proceeding or litigation shall be charged against the Account of the affected Participant.

10.6     Other Benefits.
         The benefits of each Participant or beneficiary hereunder shall be in addition to any benefits paid or payable to or on account of the Participant or beneficiary under any other pension, disability, annuity or retirement plan or policy whatsoever.

10.7     No Liability.
         No liability shall attach to or be incurred by any manager of the Employer, Trustee or any Administrator under or by reason of the terms, conditions and provisions contained in this Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of this Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through any Participant or any other person. Such waiver and release shall be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of any election under this Plan.

10.8     Expenses.
         All expenses incurred in the administration of the Plan, whether incurred by the Employer or the Plan, shall be paid by the Employer.

10.9     Insolvency.
         Should the Employer be considered insolvent (as defined by the Trust), the Employer, through its Board and chief executive officer, shall give immediate written notice of such to the Administrator of the Plan and the Trustee. Upon receipt of such notice, the Administrator or Trustee shall cease to make any payments to Participants who were Employees of the Employer


1104                                                                          16
or their beneficiaries and shall hold any and all assets attributable to the Employer for the benefit of the general creditors of the Employer.

10.10    Plan Amendment.

                  (a) Right to Amend. The Board of the Employer, by written instrument, shall have the right to amend the Plan at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive the Participant or any Beneficiary(s) of any rights accrued hereunder prior to the date of the amendment, including the right to receive the payment of his or her benefit upon a benefit entitlement event, or earlier as provided herein.

                  (b) Amendment Required by Law. Notwithstanding anything to the contrary, the Plan may be amended at any time, retroactively if required, if found necessary, in the opinion of the Board of the Employer, in order to ensure that the Plan is characterized as a non-tax-qualified plan of deferred supplemental retirement compensation maintained for members of a select group of management or highly compensated employees as described under Code Section 451 and 409A and ERISA Sections 201(2), 301(a) (3) and 401 and to conform the Plan to the provisions and requirements of any applicable law (including ERISA) and the Code.

10.11    Plan Termination.

                  (a) Employer's Right to Terminate Plan. The Board of the Employer reserves the right, at any time, to terminate the Plan; provided however, that no such termination shall deprive the Participant or any Beneficiary of a right accrued hereunder prior to the date of termination and provided that, upon termination, the Participant shall become fully and immediately vested in his or her Account. Distributions as a result of such event shall be made in a manner consistent with the provisions of Code Section 409A and the regulations and guidance issued thereunder.

                  (b) Automatic Termination of Plan. Except in the case of an adoption by a successor to the Employer as provided for in subsection (c) below, the Plan shall terminate automatically upon the dissolution of the Employer, or upon the Employer' Change in Control (as defined in Section 4.6). No such termination shall deprive the Participant or Beneficiary(s) of a right accrued hereunder prior to the date of termination and provided that, upon termination, the Participant shall become fully and immediately vested in his or her Account. Distributions as a result of such event shall be made in a manner consistent with the provisions of Code Section 409A and the regulations and guidance issued thereunder.

                  (c) Successor to Employer. Any corporation or other business organization that is a successor to the Employer by reason of a Change of Control shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If within thirty (30) days from the effective date of the Change of Control such new entity does not become a party hereto, as above provided, the full amount of the Participant's Account shall become immediately distributable to the Participant.


1104                                                                          17

10.12    Employer Determinations.
         Any determinations, actions or decisions of the Employer (including but not limited to, Plan amendments and Plan termination) shall be made by the Board in accordance with its established procedures or by such other individuals, groups or organizations that have been properly delegated by the Board to make such determination or decision.

10.13    Construction.
         All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons.

10.14    Governing Law.
         This Plan shall be governed by, construed and administered in accordance with the applicable provisions of the ERISA, and any other applicable federal law, provided, however, that to the extent not preempted by federal law this Plan shall be governed by, construed and administered under the laws of the Commonwealth of Massachusetts, other than its laws respecting choice of law.

10.15    Severability.
         If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of this Plan and this Plan shall be construed and enforced as if such provision had not been included therein. If the inclusion of any Employee (or Employees) as a Participant under this Plan would cause the Plan to fail to comply with the requirements of sections 201(2), 301(a)(3) and 401(a)(1) of the ERISA, then the Plan shall be severed with respect to such Employee or Employees, who shall be considered to be participating in a separate arrangement.

10.16    Headings.
         The Article headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall they affect this Plan or the construction of any provision thereof.

10.17    Terms.
         Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine, and vice versa, as appropriate.


1104                                                                          18

         IN WITNESS WHEREOF, LoJack Corporation has caused this instrument to be executed by its duly authorized officer, effective as of this 20th day of December, 2004.

                                   LoJack Corporation

                                   By: /s/ Mark Bornemann

                                   Title: Vice President, Human Resources & Risk


ATTEST:

By: /s/ Catherine Davis

Title: Senior Benefits Specialist


















1104                                                                          19